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                                                                    EXHIBIT 4.2

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                                                                  EXECUTION COPY


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)


                                       and


                             COLUMN FINANCIAL, INC.
                                    (Seller)


                      ------------------------------------


                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of October 17, 2002


                      ------------------------------------


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                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
Section 1.      Transactions on or Prior to the Closing Date..........................................1
Section 2.      Closing Date Actions..................................................................1
Section 3.      Conveyance of Mortgage Loans..........................................................2
Section 4.      Depositor's Conditions to Closing.....................................................6
Section 5.      Seller's Conditions to Closing........................................................8
Section 6.      Representations and Warranties of Seller..............................................8
Section 7.      Obligations of Seller................................................................11
Section 8.      Crossed Mortgage Loans...............................................................14
Section 9.      Rating Agency Fees; Costs and Expenses Associated with a Defeasance..................14
Section 10.     Representations and Warranties of Depositor..........................................14
Section 11.     Survival of Certain Representations, Warranties and Covenants........................15
Section 12.     Transaction Expenses.................................................................15
Section 13.     Recording Costs......................................................................15
Section 14.     Notices..............................................................................15
Section 15.     Examination of Mortgage Files........................................................15
Section 16.     Successors...........................................................................16
Section 17.     Governing Law........................................................................16
Section 18.     Severability.........................................................................16
Section 19.     Further Assurances...................................................................16
Section 20.     Counterparts.........................................................................16
Section 21.     Treatment as Security Agreement......................................................16
Section 22.     Recordation of Agreement.............................................................18


Schedule I          Schedule of Transaction Terms

Schedule II         Mortgage Loan Schedule for Column Loans

Schedule III        Mortgage Loans Constituting Mortgage Groups

Schedule IV         Mortgage Loans with Lost Mortgage Notes

Schedule V          Exceptions with Respect to Seller's Representations and Warranties

Exhibit A           Representations and Warranties of Seller Regarding the Mortgage Loans

Exhibit B           Form of Lost Mortgage Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement (this "AGREEMENT"), dated as of October 17, 2002, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("SELLER"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("DEPOSITOR").

                                    RECITALS

          I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as SCHEDULE I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

          II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "MORTGAGE LOAN SCHEDULE") annexed hereto as SCHEDULE II (each such mortgage loan, a "MORTGAGE LOAN" and, collectively, the "MORTGAGE LOANS"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "TRUST FUND") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

          NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

          Section 1. TRANSACTIONS ON OR PRIOR TO THE CLOSING DATE. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank Minnesota, N.A. as trustee (the "TRUSTEE"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; PROVIDED, HOWEVER, that ITEM (p) in the definition of Mortgage File (defined below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

          Section 2. CLOSING DATE ACTIONS. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "CLOSING") shall take place at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

          (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein) payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The

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     "MORTGAGE LOAN PURCHASE PRICE" paid by Depositor shall be equal to
     $760,824,676.81 (which amount includes, without limitation, accrued interest).

          (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

          (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

          (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

          Section 3. CONVEYANCE OF MORTGAGE LOANS. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in SECTION 21(b) this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall consist of the following documents:

          (a) the original Note (or with respect to those Mortgage Loans listed in SCHEDULE IV hereto, a "lost note affidavit" substantially in the form of EXHIBIT B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed by the Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4, without recourse, representation or warranty, express or implied;"

          (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

          (c) an original assignment of Mortgage, in recordable form, from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4;"

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          (d)       an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

          (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4;"

          (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

          (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (PROVIDED that such omnibus assignment is effective under applicable law);

          (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

          (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

          (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

          (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personality of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee;

          (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

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          (m)       with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

          (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

          (o) an original or counterpart of the Loan Agreement (if separate from the Mortgage);

          (p) the originals of letters of credit, if any, relating to the Mortgage Loans, and amendments thereto which entitles the Trust to draw thereon;

          (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof; and

          (r) the original ground lease, if any, and any amendments, modifications or extensions thereto, and any ground lease estoppel, or a copy of any of the foregoing.

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to CLAUSES (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing and shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (PROVIDED that the Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this SECTION 3 with respect to the subject document(s).

          Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to CLAUSES (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed other than in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this

                                        4
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Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee on or before the Closing Date.

          Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing information of the UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing office where such UCC Financing Statement has been delivered for filing, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, PROVIDED that the Seller promptly forwards such UCC Financing Statement to the Trustee upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing.

          Notwithstanding the foregoing, Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to CLAUSES (c), (e), (k) and (n) above (collectively, the "ASSIGNMENTS"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those assignments to the Trustee or its designee as those assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon; PROVIDED, HOWEVER, that in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on such Seller.

          Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, financial statements and any other information provided by the respective Borrower from time to time, but excluding documents prepared by the Seller or any of its Affiliates solely for internal communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

          For purposes of this SECTION 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

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          The Seller shall, promptly after the Closing Date, but in all events within three Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to the Master Servicer (or a Sub-Servicer at the direction of the Master Servicer) for deposit into Servicing Accounts.

          The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

          Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its affiliates solely for internal uses, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

          Upon sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in SECTION 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

          After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

          Section 4. DEPOSITOR'S CONDITIONS TO CLOSING. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

          (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied

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with in all material respects; all of the representations and warranties of
Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

          (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

          (i) the Mortgage Files, subject to the proviso to the first sentence of SECTION 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

          (ii)      the Mortgage Loan Schedule;

          (iii) the certificate of the Seller confirming its representations and warranties set forth in SECTION 6 as of the Closing Date;

          (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

          (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

          (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

          (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

          (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties.

                                        7
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          Section 5.     SELLER'S CONDITIONS TO CLOSING. The obligations of
Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

          (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

          (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                    (A) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                    (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

          (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

          Section 6.     REPRESENTATIONS AND WARRANTIES OF SELLER.

          (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

          (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

          (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered

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     this Agreement (and all agreements and documents executed and delivered by
     Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

          (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

          (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
     (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith). (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

          (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (viii) There are no actions, suits proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

          (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

          (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in SECTION 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

          (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

          (xii) The representations and warranties contained in EXHIBIT A, subject to the exceptions to such representations and warranties set forth on SCHEDULE V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on SCHEDULE II.

          (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "REPLACEMENT MORTGAGE LOAN") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to SECTION 7 of this Agreement, each of the representations and warranties set forth in EXHIBIT A (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

          Section 7. OBLIGATIONS OF SELLER. Each of the representations and warranties contained in or required to be made by Seller pursuant to SECTION 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to SECTION 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing but shall not inure to the benefit of any subsequent transferee thereafter.

          If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice: of a breach of any of the representations or warranties made by the Seller with respect to the Mortgage Loans listed on SCHEDULE II hereto, as of the date hereof in SECTION 6(a)(xii) or as of the Closing Date pursuant to SECTION 4(b)(iii), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to SECTION 6(b) (in any such case, a "BREACH"); or that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing CLAUSES (A) and (B), in each case, a "Defect" (including the "DEFECTS" described below) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein (any such Breach or Defect, a "MATERIAL BREACH" and a "MATERIAL DEFECT", respectively), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "INITIAL RESOLUTION PERIOD"), (i) cure such Breach or Defect in all material respects;
(ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (PROVIDED that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; PROVIDED, HOWEVER, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the Master Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such material Defect or material Breach. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Seller shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

          Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by CLAUSE (i) of the definition of Mortgage File in SECTION 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the proviso to SECTION 1 hereof), PROVIDED that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease.

          Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement (so long as Seller received prompt notice thereof pursuant to this SECTION 7) or Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

          If the Seller does not, as required by this SECTION 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this SECTION 7), or if such Breach or Defect is not capable of being so corrected or cured with such period, then the Seller shall purchase or substitute for the affected Mortgage Loan as provided in this SECTION 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this SECTION 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or

Material Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Defect or Material Breach exists or to repurchase or substitute for the aggregated Crossed Mortgage Loans. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Loan Repurchase Criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "MORTGAGE GROUP" is any group of Mortgage Loans identified as a Mortgage Group on SCHEDULE III to this Agreement.

          Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this SECTION 7 .

          The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

          It is understood and agreed that the obligations of the Seller set forth in this SECTION 7 to cure, substitute for or repurchase a Mortgage Loan listed on SCHEDULE II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

          Section 8. CROSSED MORTGAGE LOANS. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; PROVIDED, that the Seller shall have furnished to the Trustee, at its expense, with an opinion of counsel that such modification shall not cause an Adverse REMIC Event; PROVIDED, FURTHER, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

          Section 9. RATING AGENCY FEES; COSTS AND EXPENSES ASSOCIATED WITH A DEFEASANCE. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date.

          Section 10. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

          (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

          (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by CLAUSE (ii) of this PARAGRAPH (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by CLAUSE (i) above or this CLAUSE (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

          (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

          (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

          Section 11. SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under SECTIONS 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

          Section 12. TRANSACTION EXPENSES. Whether or not this Agreement is terminated, both the Purchaser and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

          Section 13. RECORDING COSTS. Seller agrees to reimburse the Trustee or its designee all recording and filing fees incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in SECTION 3 of this Agreement. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in SECTION 3, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

          Section 14. NOTICES. All communications hereunder will be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Jeffrey Altabef, Telecopy No._________, and (b) if sent to the Seller will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: President, Telecopy No._________ or in the case of either such party, to it at such other address or telecopy number as such party may hereafter furnish to the other party by like notice.

          Section 15. EXAMINATION OF MORTGAGE FILES. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

          Section 16. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Mortgage Loan Seller Indemnification Agreement dated October 17, 2002 among Seller, Depositor, Credit Suisse First Boston Corporation (on behalf of itself and the other Underwriters) and the Initial Purchaser, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in SECTION 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, PROVIDED that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

          Section 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE DEPOSITOR EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          Section 18. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          Section 19. FURTHER ASSURANCES. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          Section 20. COUNTERPARTS. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

          Section 21. TREATMENT AS SECURITY AGREEMENT. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

          (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

          (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

          (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

          (iii) all cash and non-cash proceeds of the collateral described in CLAUSES (i) and (ii) above payable after the Cut-off Date;

          (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

          (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

          The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

          Section 22. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                          COLUMN FINANCIAL, INC.,
                                          as Seller


                                          By: /s/ Reese Mason
                                              ----------------------------------
                                          Name:  Reese Mason
                                          Title: Vice President


                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.,
                                          as Depositor


                                          By: /s/ Jeffrey A. Altabef
                                              ----------------------------------
                                          Name:  Jeffrey A. Altabef
                                          Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

          This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "AGREEMENT"), dated as of October 17, 2002, between Column Financial, Inc. (the "SELLER") and Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

          "AFFILIATE" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

          "BORROWER" means the borrower under a Mortgage Loan.

          "CERTIFICATE PURCHASE AGREEMENT" means the Certificate Purchase Agreement, dated October 17, 2002, between Depositor and the Initial Purchaser.

          "CERTIFICATES" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4, issued in multiple classes.

          "CLOSING DATE" means October 29, 2002.

          "CLOSING STATEMENT" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CROSSED MORTGAGE LOAN" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

          "CUT-OFF DATE" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in October 2002.

          "ENVIRONMENTAL REPORT" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

          "EXCEPTION REPORT" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
SECTION 6(a)(xii) and under the written certificate described in SECTION 4(b)(iii) of the Agreement, which exceptions are set forth in SCHEDULE V attached hereto and made a part hereof.

          "INITIAL PURCHASER" means Credit Suisse First Boston Corporation.

          "LOAN AGREEMENT" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

          "MORTGAGE FILE" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to SECTION 3 (subject to the proviso in SECTION 1 of the Agreement).

          "MORTGAGE LOAN DOCUMENTS" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

          "MORTGAGE LOAN ORIGINATOR" means any institution which originated a Mortgage Loan for a related Borrower.

          "MORTGAGE LOAN PURCHASE PRICE" means the amount described in SECTION 2 of the Agreement.

          "OFFERING CIRCULAR" means the confidential offering circular dated October 22, 2002, describing certain classes of the Private Certificates.

          "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of October 11, 2002, among the Master Servicer, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

          "PRIMARY COLLATERAL" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

          "PRIVATE CERTIFICATES" means the Certificates that are not Publicly Offered Certificates.

          "PROSPECTUS" means the Prospectus, dated October 22, 2002.

          "PROSPECTUS SUPPLEMENT" means the Prospectus Supplement, dated October 22, 2002, relating to the Publicly Offered Certificates.

          "PUBLICLY OFFERED CERTIFICATES" means the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates.

          "SERVICER FILE" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to SECTION 3 thereof (subject to the proviso in SECTION
1).

          "UNDERWRITERS" means Credit Suisse First Boston Corporation, McDonald Investments Inc., Lehman Brothers, Inc. and Salomon Smith Barney Inc.

          "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated October 22, 2002, between Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL


                                                                                                    ZIP          MORTGAGE
#  CROSSED     PROPERTY NAME                    ADDRESS                         CITY        STATE  CODE          ORIGINATOR
-----------------------------------------------------------------------------------------------------------------------------------
1      Crystal Mall                     850 Hartford Turnpike           Waterford            CT     06385  Column Financial, Inc.

2      Arbor Place Mall                 6700 Douglas Boulevard          Douglasville         GA     30135  Column Financial, Inc.

4      1650 Arch Street                 1650 Arch Street                Philadelphia         PA     19103  Column Financial, Inc.

5      Old Hickory Mall                 2021 North Highland Avenue      Jackson              TN     38305  Column Financial, Inc.

7      McDonald Investment Center       800 Superior Avenue             Cleveland            OH     44114  Column Financial, Inc.

8      Creeks at Virginia Center        9830-9940 North Brook Road      Glen Allen           VA     23059  Column Financial, Inc.

9      2401 Elliott Avenue              2401 Elliott Avenue             Seattle              WA     98121  CSFB Mortgage Capital LLC

10     15 Cliff Street                  15 Cliff Street                 New York             NY     10038  Column Financial, Inc.

12     Forum at Gateways                44575-44833 Mound Road          Sterling Heights     MI     48314  Column Financial, Inc.

13     Wells Fargo Bank Tower           100 North Barranca Avenue       West Covina          CA     91791  Column Financial, Inc.

18     Pennswood Apartments and         4913 Wynnewood Road             Harrisburg           PA     17109  Column Financial, Inc.
       Townhomes

19     West Isle Club Apartments        3333 Duck Avenue                Key West             FL     33040  Union Capital
                                                                                                           Investments, LLC

20     Williamsburg Crossing            5251 John Tyler Highway         Williamsburg         VA     23185  Union Capital
                                                                                                           Investments, LLC

21     Camden Park Shopping Center      2009-2079 Camden Avenue         San Jose             CA     95124  Column Financial, Inc.

22     823 Congress                     823 Congress Avenue             Austin               TX     78701  Column Financial, Inc.

26     Country Inn & Suites -
         Brookfield                     1250 South Moorland Road        Brookfield           WI     53005  Column Financial, Inc.

28     Riverlake Apartments             4200 Mahogany Run               Winter Haven         FL     33884  Union Capital
                                                                                                           Investments, LLC

30     Capital Towers                   125 South Congress Street       Jackson              MS     39201  Column Financial, Inc.

31     Shaw's Plaza Shopping Center     641 Belmont Street               Brockton            MA     02301  Column Financial, Inc.

32     20001 Euclid Avenue              20001 Euclid Avenue              Euclid              OH     44117  Column Financial, Inc.

39     Concepts Direct, Inc.            2950 Colorful Avenue             Longmont            CO     80503  Column Financial, Inc.
       Headquarters

42     Kirk-Stieff Office Building      800 Wyman Park Drive             Baltimore           MD     21211  Column Financial, Inc.

43     St. Charles Place Apartments     2000 Old Minden Road             Bossier City        LA     71111  Column Financial, Inc.

45     Ridgeview Plaza                  4003-4039 College Avenue         Bluefield           VA     24605  Union Capital
                                                                                                           Investments,LLC

51     Two South Orange Office          Two South Orange Avenue          Orlando             FL     32801  Column Financial, Inc.

55     Eagles Pointe Apartments         936 Morris Road                  Kent                OH     44240  Column Financial, Inc.

56     1400 Crescent                    1400 Crescent Green Drive        Cary                NC     27511  Column Financial, Inc.

58     Hobson Medical Building          1220 Hobson Road                 Naperville          IL     60540  Column Financial, Inc.

59     11999 Katy Freeway               11999 Katy Freeway               Houston             TX     77079  Union Capital
                                                                                                           Investments, LLC
60     Cypresswood Commons Shopping     20103 Interstate Highway
       Center                           45 North                         Houston             TX     77388  Column Financial, Inc.

62     Brookford Place Apartments       50 Brookford Place Court         Winston-Salem       NC     27104  Column Financial, Inc.

63     Cedar Ridge Townhomes            2082 Knoll Crest Drive           Arlington           TX     76014  Column Financial, Inc.

64     Britain Towne Apartments         2107 Childs Road                 Bellevue            NE     68005  Column Financial, Inc.

65     Oak Trails Apartments            2911 Clydedale Drive             Dallas              TX     75220  Column Financial, Inc.

66     Park Tower at Hilldale
         Apartments                     4801 Sheboygan Avenue            Madison             WI     53705  Column Financial, Inc.

67     Briarwood Apartments             1802, 1810, 1818 and 1826
                                          Fordem  Avenue                 Madison             WI     53704  Column Financial, Inc.

68     Embassy House Apartments         4502 Corona Drive                Corpus Christi      TX     78411  Column Financial, Inc.

70     Larpenteur Manor Apartments      1740 West Larpenteur Avenue      Falcon Heights      MN     55113  Column Financial, Inc.

77     Ripon Town Square Shopping
         Center                         1201 West Main Street            Ripon               CA    95366   Column Financial, Inc.

79     Normandy Apartments - Oklahoma   6221 East 38th Street            Tulsa               OK    74135   Column Financial, Inc.

82     Tahiti Garden Apartments         3400 Northwest 50th Avenue       Lauderdale Lakes    FL    33319   Column Financial, Inc.

84     Porterwood Apartments            24270 FM 1314 Road               Porter              TX    77365   Column Financial, Inc.

85 (B) Bethany Villa Mobile Home Park   4880 West Bethany Home Road      Glendale            AZ    85301   Column Financial, Inc.

86 (B) Sun & Sand Mobile Home Park      5207 North Black Canyon
                                          Highway                        Phoenix             AZ    85015   Column Financial, Inc.

88     Lee's Landing Apartments         104 Republic Road                Newport News        VA    23603   Union Capital
                                                                                                           Investments, LLC

91     West Park Apartments             7236 Rutland Street              Detroit             MI    48228   Column Financial, Inc.

93     Oakwood Apartments               1310 Smithwick Drive             Jacksonvile         AR    72076   Column Financial, Inc.

94     Colony Apartments                300 Champions Drive              Lufkin              TX    75901   Column Financial, Inc.

95     Stone Hollow Apartments          2400 Stone Hollow Drive          Brenham             TX    77833   Column Financial, Inc.

102    Wimbledon Apartments             12000 Lawnview Avenue            Springdale          OH    45246   Column Financial, Inc.

103    Crystal Shores Apartments        305-460 Nantucket Drive
                                          & 683-695 South Shore Court    Vermilion           OH    44089   Column Financial, Inc.

104    Hillside East Apartments         371 Old Highway 8                New Brighton        MN    55112   Column Financial, Inc.

105    Oyster Point Plaza Shopping      300 Oyster Point Road            Newport News        VA    23602   Column Financial, Inc.
       Center

108    Bloomington Apartment
         Portfolio                      Various                          Bloomington         IL    61704   Column Financial, Inc.

109    Fisherman's Cove RV Park         29115 Eichelberger Road          Tavares             FL    32778   Union Capital
                                                                                                           Investments,LLC

114    Highland Park & North Forsyth    2544 Bethabara Road              Winston-Salem       NC    27106   Column Financial, Inc.

116    Sun Meadows Mobile Home Park     1100 Fox Meadow Drive            Alvin               TX    77511   Column Financial, Inc.

117    Colony Courts Apartments         2830-2890 Van Aken Boulevard     Cleveland           OH    44120   Column Financial, Inc.

121    Belgrade Shopping Center         3800 Aramingo Avenue             Philadelphia        PA    19137   Column Financial, Inc.

122    Hunterwood Depot Portfolio       Various                          Waco                TX    76712   Column Financial, Inc.

124    Stonekey Apartments              1504 South Renton Avenue         Indianapolis        IN    46203   Column Financial, Inc.

125    Rancho North Apartments          101 Hialeah Park                 Saginaw             TX    76179   Column Financial, Inc.

126    Capital Square Shopping Center   1571-1583 Capital Avenue NE      Battle Creek        MI    49017   Column Financial, Inc.

127    French Quarter Apartments        4761 East Lancaster Avenue       Fort Worth          TX    76103   Column Financial, Inc.

128    Lake Christine Apartments        1837 Lebanon Avenue              Belleville          IL    62221   Column Financial, Inc.

129    Pebble Springs Plaza             5917 Manatee Avenue West         Bradenton           FL    34209   Column Financial, Inc.

130    Heritage Apartments              5055 East 42nd Street            Indianapolis        IN    46226   Wexford Bancgroup, L.L.C.

131    Naismith Place Apartments        1501 West 25th Street Court      Lawrence            KS    66046   Column Financial, Inc.

132    The Concourse Building           18840-18850 Ventura Boulevard    Tarzana             CA    91356   Column Financial, Inc.

133    2121 Bert Kouns Self Storage     2121 Bert Kouns Industrial       Shreveport          LA    71118   Column Financial, Inc.
                                          Parkway
134    Morgan MHP Portfolio             Various                          Wind Gap            PA    18091   Column Financial, Inc.

135    Deer Run I & II Apartments       2400 Elliot Ave NW               Olympia             WA    98502   Column Financial, Inc.

136    Lafayette Square Townhomes       424 North Frances Street         South Bend          IN    46617   Column Financial, Inc.

137    Springwood Villas Apartments     1400 Gardina Street              San Antonio         TX    78201   Column Financial, Inc.

138    Pine Hollow Apartments           308 Sleepy Hollow                Cleveland           TX    77327   Column Financial, Inc.

139    Ellsworth Court Apartments       226-234 Ellsworth Avenue         New Haven           CT    06511   Column Financial, Inc.

140    Villa De Flores Apartment
         Complex                        3601 Vegas Plaza Drive           Las Vegas            NV    89109   Column Financial, Inc.

141    Excelsior Manor Mobile
         Home Park                      1303 Muriel Lane                 Excelsior Springs    MO    64024   Column Financial, Inc.

142    Barksdale Self Storage           2205 Barksdale Boulevard         Bossier City         LA    71112   Column Financial, Inc.

143    Lorimier/Universal Apartments    319 Park Avenue & 308-312        Cape Girardeau       MO    63701   Column Financial, Inc.
                                          Lorimier
144    Tuckaway Manor Mobile Home
         Park                           212 Anker Lane                   Germantown Hills     IL    61548   Union Capital
                                                                                                             Investments, LLC

145    Prairie Oaks Apartments          2301 Dalworth Street             Grand Prairie        TX    75050   Column Financial, Inc.

146    InSite Forsyth                   5655 Highway 9 North             Alpharetta           GA    30004   Column Financial, Inc.

147    Watertown Professional
         Buildings                      20700 & 20720 Watertown Road     Brookfield           WI    53186   Column Financial, Inc.


148    Boca Industrial                  1500-1564 N.W. 1st Avenue        Boca Raton           FL    33432   Column Financial, Inc.

149    Prospect Gardens                 22-32 Prospect Street            East Hartford        CT    06108   Column Financial, Inc.

150    Henry-Lenox Apartments           88 Henry Street & 51 Lenox
                                          Avenue                         East Stroudsburg     PA    18301   Column Financial, Inc.

151    Seaborn Woods Apartments         957 Poplar Springs Road          Riverdale            GA    30274   Column Financial, Inc.

152    Ridglea Square Apartments        6000 & 6020 Malvey Drive         Fort Worth           TX    76116   Column Financial, Inc.

153    J.B. Executive Center            314 South Missouri Avenue        Clearwater           FL    33756   Column Financial, Inc.

154    Apple Run Apartments             138 Mechanic Road                Hillsdale            MI    49242   Column Financial, Inc.

155    Worthington Manor Apartments     425-431 East Wayne Street        Fort Wayne           IN    46802   Column Financial, Inc.

156    1132 Willow Avenue               1132 Willow Avenue               Hoboken              NJ    07030   Column Financial, Inc.


                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL

                                                                                                                   INITIAL
                                                                                                                   INTEREST  ORIG
                                          UNITS/SQUARE   MORTGAGE      ORIGINAL      CUT-OFF        FEE/           ONLY      AMORT.
# CROSSED  PROPERTY NAME                  FEET           LOAN SELLER   BALANCE       BALANCE        LEASEHOLD      TERM      TERM
-----------------------------------------------------------------------------------------------------------------------------------
1         Crystal Mall                   528,947         Column        $106,000,000  $105,886,594   Fee             0         360

2         Arbor Place Mall               473,449         Column        $81,500,000   $76,172,231    Fee             0         300

4         1650 Arch Street               587,021         Column        $47,000,000   $46,922,069    Fee             0         360

5         Old Hickory Mall               359,774         Column        $36,000,000   $35,855,219    Fee             0         300

7         McDonald Investment Center     535,005         Column        $30,000,000   $29,949,679    Fee             0          360

8         Creeks at Virginia Center      265,117         Column        $28,000,000   $27,952,926    Fee             0          360

9         2401 Elliott Avenue            133,177         Column        $27,300,000   $26,890,777    Fee             0          360

10        15 Cliff Street                156             Column        $26,000,000   $25,920,846    Fee             0          360

12        Forum at Gateways              258,322         Column        $22,500,000   $22,436,438    Fee             0          360

13        Wells Fargo Bank Tower         214,196         Column        $22,000,000   $21,945,027    Fee             0          360

18        Pennswood Apartments and       688             Column        $16,500,000   $16,450,363    Fee             0          360
            Townhomes
19        West Isle Club Apartments      192             Column        $15,000,000   $15,000,000    Fee             6          360

20        Williamsburg Crossing          149,933         Column        $14,300,000   $14,287,664    Fee             0          360

21        Camden Park Shopping Center    70,348          Column        $14,200,000   $14,153,728    Fee             0          360

22        823 Congress                   181,381         Column        $14,150,000   $14,065,824    Fee/Leasehold   0          360

26        Country Inn & Suites -         150             Column        $10,500,000   $10,479,446    Fee             0          300
            Brookfield
28        Riverlake Apartments           278             Column        $10,000,000   $9,983,950     Fee             0          360

30        Capital Towers                 190,202         Column        $9,750,000    $9,727,229     Fee             0          300

31        Shaw's Plaza Shopping Center   73,176          Column        $9,600,000    $9,586,228     Fee             0          360

32        20001 Euclid Avenue            895,694         Column        $9,325,000    $9,182,963     Fee             0          300

39        Concepts Direct, Inc.          117,182         Column        $8,500,000    $8,386,535     Fee             0          360
            Headquarters
42        Kirk-Stieff Office Building    84,262          Column        $7,500,000    $7,471,556     Fee/Leasehold   0          360

43        St. Charles Place Apartments   226             Column        $7,000,000    $6,985,125     Fee             0          360

45        Ridgeview Plaza                87,820          Column        $6,800,000    $6,779,039     Fee             0          360

51        Two South Orange Office        49,062          Column        $6,100,000    $6,083,842     Fee             0          360

55        Eagles Pointe Apartments       270             Column        $5,800,000    $5,783,695     Fee             0          360

56        1400 Crescent                  50,065          Column        $5,500,000    $5,485,432     Fee             0          360

58        Hobson Medical Building        37,057          Column        $5,450,000    $5,435,672     Fee             0          360

59        11999 Katy Freeway             105,707         Column        $5,400,000    $5,382,906     Fee             0          360

60        Cypresswood Commons Shopping   39,582          Column        $5,100,000    $5,090,250     Fee             0          360
            Center
62        Brookford Place Apartments     108             Column        $4,860,000    $4,845,727     Fee             0          360

63        Cedar Ridge Townhomes          120             Column        $4,850,000    $4,839,879     Fee             0          360

64        Britain Towne Apartments       168             Column        $4,800,000    $4,787,318     Fee             0          360

65        Oak Trails Apartments          248             Column        $4,800,000    $4,786,900     Fee             0          360

66        Park Tower at Hilldale         139             Column        $4,750,000    $4,739,377     Fee             0          360
            Apartments
67        Briarwood Apartments           136             Column        $4,710,000    $4,702,703     Fee             0          360

68        Embassy House Apartments       176             Column        $4,710,000    $4,699,914     Fee             0          360

70        Larpenteur Manor Apartments    144             Column        $4,500,000    $4,492,135     Fee             0          360

77        Ripon Town Square Shopping     71,214          Column        $4,100,000    $4,067,106     Fee             0          360
            Center
79        Normandy Apartments -          208             Column        $4,000,000    $3,991,997     Fee             0          360
            Oklahoma
82        Tahiti Garden Apartments       112             Column        $3,900,000    $3,889,197     Fee             0          360

84        Porterwood Apartments          136             Column        $3,800,000    $3,789,526     Fee             0          360

85    (B) Bethany Villa Mobile Home      99              Column        $2,000,000    $1,989,177     Fee             0          300
            Park
86    (B) Sun & Sand Mobile Home Park    104             Column        $1,750,000    $1,733,754     Fee             0          240

88        Lee's Landing Apartments       136             Column        $3,600,000    $3,584,836     Fee             0          276

91        West Park Apartments           186             Column        $3,475,000    $3,442,051     Fee             0          360

93        Oakwood Apartments             240             Column        $3,400,000    $3,393,465     Fee             0          360

94        Colony Apartments              128             Column        $3,400,000    $3,390,628     Fee             0          360

95        Stone Hollow Apartments        112             Column        $3,400,000    $3,390,628     Fee             0          360

102       Wimbledon Apartments           72              Column        3,232,000     $3,222,959     Fee             0           360

103       Crystal Shores Apartments      115             Column        $3,200,000    $3,194,533     Fee             0          360

104       Hillside East Apartments       108             Column        $3,200,000    $3,194,407     Fee             0          360

105       Oyster Point Plaza Shopping    73,197          Column        $3,200,000    $3,189,458     Fee             0          300
          Center

108       Bloomington Apartment          N/A             Column        $3,145,000    $3,136,116     Fee             0          360
            Portfolio
109       Fisherman's Cove RV Park       331             Column        $3,125,000    $3,118,564     Fee             0          360

114       Highland Park & North          184             Column        $2,844,000    $2,836,391     Fee             0          360
            Forsyth
116       Sun Meadows Mobile Home Park   145             Column        $2,700,000    $2,694,852     Fee             0          360

117       Colony Courts Apartments       111             Column        $2,500,000    $2,494,409     Fee             0          360

121       Belgrade Shopping Center       19,960          Column        $2,380,000    $2,370,269     Fee             0          300

122       Hunterwood Depot Portfolio     N/A             Column        $2,325,000    $2,322,898     Fee             0          360

124       Stonekey Apartments            170             Column        $2,210,000    $2,204,725     Fee             0          300

125       Rancho North Apartments        100             Column        $2,180,000    $2,173,406     Fee             0          360

126       Capital Square Shopping        44,519          Column        $2,100,000    $2,097,313     Fee             0          360
            Center
127       French Quarter Apartments      281             Column        $2,000,000    $1,994,886     Fee             0          360

128       Lake Christine Apartments      54              Column        $1,950,000    $1,947,535     Fee             0          300

129       Pebble Springs Plaza           29,750          Column        $1,800,000    $1,796,990     Fee             0          360

130       Heritage Apartments            88              Column        $1,600,000    $1,593,371     Fee             0          300

131       Naismith Place Apartments      47              Column        $1,590,000    $1,585,112     Fee             0          360

132       The Concourse Building         22,906          Column        $1,575,000    $1,573,026     Fee             0          360

133       2121 Bert Kouns Self Storage   30,775          Column        $1,525,000    $1,517,819     Fee             0          300

134       Morgan MHP Portfolio           N/A             Column        $1,510,000    $1,504,817     Fee             0          240

135       Deer Run I & II Apartments     56              Column        $1,500,000    $1,497,232     Fee             0          360

136       Lafayette Square Townhomes     30              Column        $1,464,000    $1,461,047     Fee             0          360

137       Springwood Villas Apartments   64              Column        $1,400,000    $1,395,833     Fee             0          360

138       Pine Hollow Apartments         72              Column        $1,350,000    $1,346,778     Fee             0          300

139       Ellsworth Court Apartments     47              Column        $1,275,000    $1,272,477     Fee             0          240

140       Villa De Flores Apartment      36              Column        $1,225,000    $1,222,516     Fee             0          360
            Complex
141       Excelsior Manor Mobile Home    92              Column        $1,200,000    $1,198,459     Fee             0          300
            Park
142       Barksdale Self Storage         57,905          Column        $1,185,000    $1,181,478     Fee             0          300

143       Lorimier/Universal             43              Column        $1,180,000    $1,177,059     Fee             0          360
            Apartments
144       Tuckaway Manor Mobile Home     92              Column        $1,150,000    $1,146,185     Fee             0          360
            Park
145       Prairie Oaks Apartments        45              Column        $1,100,000    $1,095,646     Fee             0          300

146       InSite Forsyth                 7,020           Column        $1,050,000    $1,048,244     Fee             0          360

147       Watertown Professional         23,172          Column        $1,035,000    $1,033,544     Fee             0          360
             Buildings
148       Boca Industrial                44,000          Column        $1,028,000    $1,021,492     Fee             0          240

149       Prospect Gardens               36              Column        $1,000,000    $998,814       Fee             0          300

150       Henry-Lenox Apartments         20              Column        $1,000,000    $997,284       Fee             0          360

151       Seaborn Woods Apartments       24              Column        $870,000      $867,297       Fee             0          360

152       Ridglea Square Apartments      54              Column        $875,000      $867,253       Fee             0          360

153       J.B. Executive Center          26,440          Column        $860,000      $858,840       Fee             0          360

154       Apple Run Apartments           39              Column        $845,000      $843,428       Fee             0          360

155       Worthington Manor              52              Column        $720,000      $717,178       Fee             0          300
            Apartments
156       1132 Willow Avenue             5,403           Column        $525,000      $523,164       Fee             0          300


                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL

                                                                                                            INTEREST
                                               REM.   ORIG        REM.                    NET               CALCULATION
                                               AMORT. TERM TO     TERM TO     MORTGAGE    MORTGAGE    GRACE (30/360 /      MONTHLY
# CROSSED  PROPERTY NAME                       TERM   MATURITY    MATURITY    RATE        RATE        DAYS  ACTUAL/360)    PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
1          Crystal Mall                        359       120         119       5.621%      5.579%       0    Actual/360    $609,928

2          Arbor Place Mall                    297       120         117       6.510%      6.468%       0    30/360        $516,875

4          1650 Arch Street                    358       120         118       6.430%      6.388%       0    Actual/360    $294,912

5          Old Hickory Mall                    297       120         117       6.510%      6.468%       0    30/360        $243,300

7          McDonald Investment Center          358       120         118       6.380%      6.338%       0    Actual/360    $187,259

8          Creeks at Virginia Center           358       120         118       6.370%      6.328%       0    Actual/360    $174,592

9          2401 Elliott Avenue                 337       120         97        7.860%      7.818%       0    Actual/360    $197,660

10         15 Cliff Street                     356       120         116       6.820%      6.778%       0    Actual/360    $169,847

12         Forum at Gateways                   356       120         116       7.130%      7.088%       0    Actual/360    $151,663

13         Wells Fargo Bank Tower              356       120         116       7.620%      7.578%       0    Actual/360    $155,639

18         Pennswood Apartments and Townhomes  356       120         116       6.870%      6.818%       0    Actual/360    $108,338

19         West Isle Club Apartments           360       120         117       6.660%      6.618%       0    Actual/360    $96,394

20         Williamsburg Crossing               359       120         119       6.740%      6.698%       7    Actual/360    $92,654

21         Camden Park Shopping Center         355       120         115       7.340%      7.268%       0    Actual/360    $97,737

22         823 Congress                        351       120         111       7.690%      7.648%       0    Actual/360    $100,786

26         Country Inn & Suites - Brookfield   298       120         118       7.810%      7.768%       0    Actual/360    $79,724

28         Riverlake Apartments                358       120         118       6.570%      6.528%       0    Actual/360    $63,668

30         Capital Towers                      298       120         118       6.870%      6.828%       0    Actual/360    $68,105

31         Shaw's Plaza Shopping Center        358       120         118       7.040%      6.998%       0    Actual/360     $64,127

32         20001 Euclid Avenue                 283       120         103       8.570%      8.528%       0    Actual/360     $75,528

39         Concepts Direct, Inc. Headquarters  338       120         98        8.110%      8.068%       7    Actual/360     $63,023

42         Kirk-Stieff Office Building         354       120         114       7.600%      7.558%       0    Actual/360     $52,956

43         St. Charles Place Apartments        357       60          57        6.920%      6.878%       0    Actual/360     $46,196

45         Ridgeview Plaza                     355       120         115       7.550%      7.508%       5    Actual/360     $47,780

51         Two South Orange Office             356       120         116       7.390%      7.318%       0    Actual/360     $42,194

55         Eagles Pointe Apartments            356       120         116       7.150%      7.108%       0    Actual/360     $39,174

56         1400 Crescent                       356       120         116       7.390%      7.348%       0    Actual/360     $38,043

58         Hobson Medical Building             356       120         116       7.420%      7.378%       0    Actual/360     $37,809

59         11999 Katy Freeway                  355       120         115       7.450%      7.408%       0    Actual/360     $37,573

60         Cypresswood Commons Shopping Center 357       120         117       7.320%      7.278%       0    Actual/360     $35,033

62         Brookford Place Apartments          356       120         116       6.970%      6.928%       0    Actual/360     $32,236

63         Cedar Ridge Townhomes               357       60          57        6.990%      6.948%       0    Actual/360     $32,235

64         Britain Towne Apartments            356       120         116       7.400%      7.358%       0    Actual/360     $33,234

65         Oak Trails Apartments               356       120         116       7.270%      7.228%       0    Actual/360     $32,810

66         Park Tower at Hilldale Apartments   357       120         117       6.720%      6.678%       0    Actual/360     $30,714

67         Briarwood Apartments                358       120         118       6.720%      6.678%       0    Actual/360     $30,455

68         Embassy House Apartments            357       120         117       6.890%      6.848%       0    Actual/360     $30,989

70         Larpenteur Manor Apartments         358       120         118       6.200%      6.128%       0    Actual/360     $27,561

77         Ripon Town Square Shopping Center   349        120         109      7.250%      7.208%       0    Actual/360     $27,969

79         Normandy Apartments - Oklahoma      357        120         117      7.150%      7.108%       0    Actual/360     $27,016

82         Tahiti Garden Apartments            356        120         116      7.210%      7.168%       0    Actual/360     $26,499

84         Porterwood Apartments               356        60          56       7.230%      7.188%       0    Actual/360     $25,871

85  (B)    Bethany Villa Mobile Home Park      294        120         114      8.300%      8.258%       0    Actual/360     $15,836

86  (B)    Sun & Sand Mobile Home Park         234        120         114      8.300%      8.258%       0    Actual/360     $14,966

88         Lee's Landing Apartments            273        120         117      6.740%      6.698%       0    Actual/360     $25,697

91         West Park Apartments                347        120         107      7.250%      7.208%       5    Actual/360     $23,706

93         Oakwood Apartments                  357        120         117      7.300%      7.258%       0    Actual/360     $23,309

94         Colony Apartments                   356        60          56       7.230%      7.188%       0    Actual/360     $23,148

95         Stone Hollow Apartments             356        60          56       7.230%      7.188%       0    Actual/360     $23,148

102        Wimbledon Apartments                356        120         116      7.170%      7.098%       0    Actual/360     $21,873

103        Crystal Shores Apartments           358        120         118      6.300%      6.258%       0    Actual/360     $19,807

104        Hillside East Apartments            358        120         118      6.200%      6.128%       0    Actual/360     $19,599

105        Oyster Point Plaza Shopping Center  297        120         117      7.060%      7.018%       0    Actual/360     $22,740

108        Bloomington Apartment Portfolio     356        120         116      7.130%      7.088%       0    Actual/360     $21,199

109        Fisherman's Cove RV Park            357        60          57       7.040%      6.998%       0    Actual/360     $20,875

114        Highland Park & North Forsyth       356        120         116      7.350%      7.308%       0    Actual/360     $19,594

116        Sun Meadows Mobile Home Park        357        120         117      7.330%      7.288%       0    Actual/360     $18,565

117        Colony Courts Apartments            357        120         117      6.720%      6.678%       0    Actual/360     $16,165

121        Belgrade Shopping Center            296        120         116      7.620%      7.578%       0    Actual/360     $17,774

122        Hunterwood Depot Portfolio          359        120         119      6.500%      6.458%       0    Actual/360     $14,696

124        Stonekey Apartments                 298        120         118      6.750%      6.708%       0    Actual/360     $15,269

125        Rancho North Apartments             355        120         115      7.620%      7.578%       0    Actual/360     $15,422

126        Capital Square Shopping Center      358        120         118      7.500%      7.458%       0    Actual/360     $14,684

127        French Quarter Apartments           356        120         116      7.530%      7.488%       0    Actual/360     $14,025

128        Lake Christine Apartments           299        120         119      6.850%      6.808%       0    Actual/360     $13,596

129        Pebble Springs Plaza                357        120         117      7.800%      7.758%       0    Actual/360     $12,958

130        Heritage Apartments                 296        120         116      7.550%      7.508%       0    Actual/360     $11,876

131        Naismith Place Apartments           355        120         115      7.560%      7.518%       0    Actual/360     $11,183

132        The Concourse Building              358        120         118      7.580%      7.538%       0    Actual/360     $11,099

133        2121 Bert Kouns Self Storage        295        60          55       7.940%      7.898%       0    Actual/360     $11,710

134        Morgan MHP Portfolio                238        120         118      7.460%      7.418%       0    Actual/360     $12,128

135        Deer Run I & II Apartments          357        120         117      7.450%      7.408%       0    Actual/360     $10,437

136        Lafayette Square Townhomes          357        120         117      7.120%      7.078%       0    Actual/360     $9,858

137        Springwood Villas Apartments        355        120         115      7.680%      7.638%       0    Actual/360     $9,962

138        Pine Hollow Apartments              298        120         118      6.750%      6.708%       0    Actual/360     $9,327

139        Ellsworth Court Apartments          239        120         119      6.750%      6.708%       0    Actual/360     $9,695

140        Villa De Flores Apartment Complex   357        60          57       7.100%      7.058%       0    Actual/360     $8,232

141        Excelsior Manor Mobile Home Park    299        120         119      6.750%      6.708%       0    Actual/360     $8,291

142        Barksdale Self Storage              297        60          57       7.580%      7.538%       0    Actual/360     $8,819

143        Lorimier/Universal Apartments       356        120         116      7.630%      7.588%       0    Actual/360     $8,356

144        Tuckaway Manor Mobile Home Park     355        120         115      7.270%      7.228%       0    Actual/360     $7,860

145        Prairie Oaks Apartments             296        120         116      7.790%      7.748%       0    Actual/360     $8,338

146        InSite Forsyth                      357        120         117      7.800%      7.758%       0    Actual/360     $7,559

147        Watertown Professional Buildings    358        120         118      7.120%      7.078%       0    Actual/360     $6,969

148        Boca Industrial                     236        120         116      8.090%      8.048%       0    Actual/360     $8,656

149        Prospect Gardens                    299        120         119      7.250%      7.208%       0    Actual/360     $7,228

150        Henry-Lenox Apartments              356        120         116      7.290%      7.248%       0    Actual/360      $6,849

151        Seaborn Woods Apartments            355        120         115      7.520%      7.478%       0    Actual/360      $6,095

152        Ridglea Square Apartments           346        120         106      7.800%      7.758%       0    Actual/360      $6,299

153        J.B. Executive Center               358        120         118      7.290%      7.248%       0    Actual/360      $5,890

154        Apple Run Apartments                357        120         117      7.420%      7.378%       0    Actual/360      $5,862

155        Worthington Manor Apartments        296        120         116      7.840%      7.798%       0    Actual/360      $5,481

156        1132 Willow Avenue                  296        120         116      8.420%      8.378%       0    Actual/360      $4,199


                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL

                                                                                                                         SERVICING
                                             FIRST                                                                       AND
                                             PAYMENT    MATURITY                                 DEFEASANCE              TRUSTEE
# CROSSEDPROPERTY NAME                       DATE       DATE           ARD         DEFEASANCE    PROVISION               FEES
------------------------------------------------------------------------------------------------------------------------------------
1        Crystal Mall                        10/11/2002 9/11/2032      9/11/2012    Yes          Lock/25_Def/91_0%/4     0.0418%

2        Arbor Place Mall                    8/11/2002  7/11/2012      N/A          Yes          Lock/35_Def/78_0%/7     0.0418%

4        1650 Arch Street                    9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/90_0%/4     0.0418%

5        Old Hickory Mall                    8/11/2002  7/11/2012      N/A          Yes          Lock/35_Def/78_0%/7     0.0418%

7        McDonald Investment Center          9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/90_0%/4     0.0418%

8        Creeks at Virginia Center           9/11/2002  8/11/2032      8/11/2012    Yes          Lock/26_Def/90_0%/4     0.0418%

9        2401 Elliott Avenue                 12/11/2000 11/11/2030     11/11/2010   Yes          Lock/47_Def/69_0%/4     0.0418%

10       15 Cliff Street                     7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/85_0%/7     0.0418%

12       Forum at Gateways                   7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

13       Wells Fargo Bank Tower              7/11/2002  6/11/2032      6/11/2012    Yes          Lock/28_Def/89_0%/3     0.0418%

18       Pennswood Apartments and Townhomes  7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0518%

19       West Isle Club Apartments           8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/90_0%/3     0.0418%

20       Williamsburg Crossing               10/4/2002  9/4/2012       N/A          Yes          Lock/25_Def/92_0%/3     0.0418%

21       Camden Park Shopping Center         6/11/2002  5/11/2012      N/A          Yes          Lock/29_Def/88_0%/3     0.0718%

22       823 Congress                        2/11/2002  1/11/2012      N/A          Yes          Lock/33_Def/84_0%/3     0.0418%

26       Country Inn & Suites - Brookfield   9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/88_0%/6     0.0418%

28       Riverlake Apartments                9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

30       Capital Towers                      9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

31       Shaw's Plaza Shopping Center       9/11/2002   8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

32       20001 Euclid Avenue                6/11/2001   5/11/2026      5/11/2011    Yes          Lock/41_Def/77_0%/2     0.0418%

39       Concepts Direct, Inc. Headquarters 1/1/2001    12/1/2010      N/A          Yes          Lock/46_Def/68_0%/6     0.0418%

42       Kirk-Stieff Office Building        5/11/2002   4/11/2012      N/A          Yes          Lock/30_Def/87_0%/3     0.0418%

43       St. Charles Place Apartments       8/11/2002   7/11/2007      N/A          Yes          Lock/27_Def/27_0%/6     0.0418%

45       Ridgeview Plaza                    6/11/2002   5/11/2012      N/A          Yes          Lock/29_Def/88_0%/3     0.0418%

51       Two South Orange Office            7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0718%

55       Eagles Pointe Apartments           7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

56       1400 Crescent                      7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

58       Hobson Medical Building            7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

59       11999 Katy Freeway                 6/11/2002   5/11/2012      N/A          Yes          Lock/29_Def/88_0%/3     0.0418%

60       Cypresswood Commons Shopping       8/11/2002   7/11/2012      N/A          Yes          Lock/27_Def/90_0%/3     0.0418%
            Center
62       Brookford Place Apartments         7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

63       Cedar Ridge Townhomes              8/11/2002   7/11/2007      N/A          Yes          Lock/27_Def/27_0%/6     0.0418%

64       Britain Towne Apartments           7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

65       Oak Trails Apartments              7/11/2002   6/11/2012      N/A          Yes          Lock/28_Def/86_0%/6     0.0418%

66       Park Tower at Hilldale Apartments  8/11/2002   7/11/2012      N/A          Yes          Lock/27_Def/90_0%/3     0.0418%

67       Briarwood Apartments               9/11/2002   8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

68       Embassy House Apartments           8/11/2002   7/11/2012      N/A          Yes          Lock/27_Def/87_0%/6     0.0418%

70       Larpenteur Manor Apartments        9/11/2002   8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0718%

77       Ripon Town Square Shopping Center   12/11/2001 11/11/2031     11/11/2011   Yes          Lock/35_Def/82_0%/3     0.0418%

79       Normandy Apartments - Oklahoma      8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/87_0%/6     0.0418%

82       Tahiti Garden Apartments            7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

84       Porterwood Apartments               7/11/2002  6/11/2007      N/A          Yes          Lock/28_Def/26_0%/6     0.0418%

85  (B)  Bethany Villa Mobile Home Park      5/11/2002  4/11/2012      N/A          Yes          Lock/30_Def/84_0%/6     0.0418%

86  (B)  Sun & Sand Mobile Home Park         5/11/2002  4/11/2012      N/A          Yes          Lock/30_Def/84_0%/6     0.0418%

88       Lee's Landing Apartments            8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/90_0%/3     0.0418%

91       West Park Apartments                10/11/2001 9/11/2011      N/A          Yes          Lock/37_Def/80_0%/3     0.0418%

93       Oakwood Apartments                  8/11/2002  7/11/2012      N/A          N/A          N/A                     0.0418%

94       Colony Apartments                   7/11/2002  6/11/2007      N/A          Yes          Lock/28_Def/26_0%/6     0.0418%

95       Stone Hollow Apartments             7/11/2002  6/11/2007      N/A          Yes          Lock/28_Def/26_0%/6     0.0418%

102      Wimbledon Apartments                7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0718%

103      Crystal Shores Apartments           9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

104      Hillside East Apartments            9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0718%

105      Oyster Point Plaza Shopping Center  8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/87_0%/6     0.0418%

108      Bloomington Apartment Portfolio     7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/89_0%/3     0.0418%

109      Fisherman's Cove RV Park            8/11/2002  7/11/2007      N/A          Yes          Lock/27_Def/30_0%/3     0.0418%

114      Highland Park & North Forsyth       7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/86_0%/6     0.0418%

116      Sun Meadows Mobile Home Park        8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/87_0%/6     0.0418%

117      Colony Courts Apartments            8/11/2002  7/11/2012      N/A          Yes          Lock/27_Def/90_0%/3     0.0418%

121      Belgrade Shopping Center            7/11/2002  6/11/2012      N/A          Yes          Lock/28_Def/86_0%/6     0.0418%

122      Hunterwood Depot Portfolio          10/11/2002 9/11/2012      N/A          Yes          Lock/25_Def/92_0%/3     0.0418%

124      Stonekey Apartments                 9/11/2002  8/11/2012      N/A          Yes          Lock/26_Def/91_0%/3     0.0418%

125      Rancho North Apartments             6/11/2002  5/11/2012      N/A          Yes          Lock/29_Def/85_0%/6     0.0418%

126      Capital Square Shopping Center      9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/91_0%/3     0.0418%

127      French Quarter Apartments           7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/89_0%/3     0.0418%

128      Lake Christine Apartments           10/11/200  9/11/2012       N/A         Yes          Lock/25_Def/89_0%/6     0.0418%

129      Pebble Springs Plaza                8/11/2002  7/11/2012       N/A         Yes          Lock/27_Def/87_0%/6     0.0418%

130      Heritage Apartments                 7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

131      Naismith Place Apartments           6/11/2002  5/11/2012       N/A         Yes          Lock/29_Def/85_0%/6     0.0418%

132      The Concourse Building              9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/88_0%/6     0.0418%

133      2121 Bert Kouns Self Storage        6/11/2002  5/11/2007       N/A         Yes          Lock/29_Def/25_0%/6     0.0418%

134      Morgan MHP Portfolio                9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/88_0%/6     0.0418%

135      Deer Run I & II Apartments          8/11/2002  7/11/2012       N/A         Yes          Lock/27_Def/87_0%/6     0.0418%

136      Lafayette Square Townhomes          8/11/2002  7/11/2012       N/A         Yes          Lock/27_Def/87_0%/6     0.0418%

137      Springwood Villas Apartments        6/11/2002  5/11/2012       N/A         N/A          N/A                     0.0418%

138      Pine Hollow Apartments              9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/88_0%/6     0.0418%

139      Ellsworth Court Apartments          10/11/200  9/11/2012       N/A         Yes          Lock/25_Def/89_0%/6     0.0418%

140      Villa De Flores Apartment Complex   8/11/2002  7/11/2007       N/A         Yes          Lock/27_Def/27_0%/6     0.0418%

141      Excelsior Manor Mobile Home Park    10/11/200  9/11/2012       N/A         Yes          Lock/25_Def/89_0%/6     0.0418%

142      Barksdale Self Storage              8/11/2002  7/11/2007       N/A         Yes          Lock/27_Def/27_0%/6     0.0418%

143      Lorimier/Universal Apartments       7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

144      Tuckaway Manor Mobile Home Park     6/11/2002  5/11/2012       N/A         Yes          Lock/29_Def/88_0%/3     0.0418%

145      Prairie Oaks Apartments             7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

146      InSite Forsyth                      8/11/2002  7/11/2012       N/A         Yes          Lock/27_Def/87_0%/6     0.0418%

147      Watertown Professional Buildings    9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/88_0%/6     0.0418%

148      Boca Industrial                     7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

149      Prospect Gardens                    10/11/200  9/11/2012       N/A         Yes          Lock/25_Def/89_0%/6     0.0418%

150      Henry-Lenox Apartments              7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

151      Seaborn Woods Apartments            6/11/2002  5/11/2012       N/A         Yes          Lock/29_Def/85_0%/6     0.0418%

152      Ridglea Square Apartments           9/11/2001  8/11/2011       N/A         Yes          Lock/38_Def/76_0%/6     0.0418%

153      J.B. Executive Center               9/11/2002  8/11/2012       N/A         Yes          Lock/26_Def/88_0%/6     0.0418%

154      Apple Run Apartments                8/11/2002  7/11/2012       N/A         Yes          Lock/27_Def/87_0%/6     0.0418%

155      Worthington Manor Apartments        7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%

156      1132 Willow Avenue                  7/11/2002  6/11/2012       N/A         Yes          Lock/28_Def/86_0%/6     0.0418%


                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL

                                                                           Contractual
                                                            Engineering    Recurring        LC & TI          Contractual  Tax &
                                             Earthquake     Reserve at     Replacement      Reserve at       Recurring    Insurance
# Crossed   Property Name                    Insurance      Origination    Reserve/FF&E     Origination      LC&TI        Escrows
-----------------------------------------------------------------------------------------------------------------------------------
1           Crystal Mall                        N/A         $0             $0               $0               $0           None

2           Arbor Place                         N/A         $0             $94,500          $0               $0           Both
            Mall

4           1650 Arch                           N/A         $1,875         $117,421         $0               $6,250       Both
            Street

5           Old Hickory                         N/A         $0             $79,445          $0               $0           Both
            Mall

7           McDonald Investment Center          N/A         $0             $107,896         $0               $6,250       Both


8           Creeks at                           N/A         $531           $37,824          $0               $4,419       Both
            Virginia Center

9           2401 Elliott                        N/A         $0             $26,640          $3,797,078       $0           Both
            Avenue

10          15 Cliff Street                     N/A         $0             $39,000          $0               $0           Both

12          Forum at                            N/A         $0             $36,804          $0               $6,330       Both
            Gateways

13          Wells Fargo                         No          $1,563         $43,032          $160,336         $14,500      Both
            Bank Tower

18          Pennswood Apartments and Townhomes  N/A         $43,750        $172,020         $0               $0           Both

19          West Isle Club Apartments           N/A         $0             $38,400          $0               $0           Both

20          Williamsburg                        N/A         $21,063        $0               $0               $0           Both
            Crossing

21          Camden Park Shopping Center         No          $0             $12,700          $0               $5,417       Both

22          823 Congress                        N/A         $56,250        $0               $0               $22,150      Both

26          Country Inn & Suites - Brookfield   N/A         $0             4.0%             $0               $0           Both

28          Riverlake Apartments                N/A         $0             $55,600          $0               $0           Both

30          Capital Towers                      N/A         $0             $0               $0               $12,500      Both

31          Shaw's Plaza Shopping Center        N/A         $0             $10,976          $0               $0           Both

32          20001 Euclid Avenue                 N/A         $121,750       $134,354         $0               $7,917       Both

39          Concepts Direct, Inc. Headquarters  N/A         $0             $0               $0               $0           Both

42          Kirk-Stieff Office Building         N/A         $0             $0               $0               $0           Both

43          St. Charles Place Apartments        N/A         $63,375        $56,500          $0               $0           Both

45          Ridgeview Plaza                     N/A         $0             $13,173          $0               $0           Both

51          Two South Orange Office             N/A         $0             $0               $0               $4,165       Both

55          Eagles Pointe Apartments            N/A         $312           $81,000          $0               $0           Both

56          1400 Crescent                       N/A         $0             $0               $0               $3,333       Both

58          Hobson Medical Building             N/A         $8,812         $0               $37,500          $0           Both

59          11999 Katy Freeway                  N/A         $0             $15,856          $0               $8,809       Both

60          Cypresswood Commons Shopping Center N/A         $0             $0               $0               $700         Both

62          Brookford Place Apartments          N/A         $0             $27,000          $0               $0           Both

63          Cedar Ridge Townhomes               N/A         $126,388       $30,250          $0               $0           Both

64          Britain Towne Apartments            N/A         $70,925        $42,000          $0               $0           Both

65          Oak Trails Apartments               N/A         $9,500         $62,000          $0               $0           Both

66          Park Tower at Hilldale Apartments   N/A         $44,531        $34,752          $0               $0           Both

67          Briarwood Apartments                N/A         $110,243       $34,000          $0               $0           Both

68          Embassy House Apartments            N/A         $1,562         $44,000          $0               $0           Both

70          Larpenteur Manor Apartments         N/A         $0             $0               $0               $0           Both

77          Ripon Town Square Shopping Center   No          $80,000        $10,671          $0               $2,500       Both

79          Normandy Apartments - Oklahoma      N/A         $128,038       $52,000          $0               $0           Both

82          Tahiti Garden Apartments            N/A         $5,000         $28,000          $0               $0           Both

84          Porterwood Apartments               N/A         $57,750        $34,000          $0               $0           Both

85    (B)   Bethany Villa Mobile Home Park      N/A         $11,375        $4,950           $0               $0           Both

86    (B)   Sun & Sand Mobile Home Park         N/A         $25,500        $5,200           $0               $0           Both

88          Lee's Landing Apartments            N/A         $4,369         $34,000          $0               $0           Both

91          West Park Apartments                N/A         $28,825        $46,500          $0               $0           Both

93          Oakwood Apartments                  N/A         $135,125       $62,880          $0               $0           Both

94          Colony Apartments                   N/A         $34,687        $32,000          $0               $0           Both

95          Stone Hollow Apartments             N/A         $3,750         $28,000          $0               $0           Both

102         Wimbledon Apartments                N/A         $0             $18,000          $0               $0           Both

103         Crystal Shores Apartments           N/A         $37,835        $28,752          $0               $0           Both

104         Hillside East Apartments            N/A         $0             $0               $0               $0           Both

105         Oyster Point Plaza Shopping Center  N/A         $71,623        $0               $0               $0           Both

108         Bloomington Apartment Portfolio     N/A         $37,488        $30,756          $0               $0           Both

109         Fisherman's Cove RV Park            N/A         $0             $0               $0               $0           Both

114         Highland Park & North Forsyth       N/A         $49,000        $9,200           $0               $0           Both

116         Sun Meadows Mobile Home Park        N/A         $16,000        $7,250           $0               $0           Both

117         Colony Courts Apartments            N/A         $38,375        $27,750          $0               $0           Both

121         Belgrade Shopping Center            N/A         $0             $0               $80,000          $2,200       Both

122         Hunterwood Depot Portfolio          N/A         $5,868         $27,000          $0               $0           Both

124         Stonekey Apartments                 N/A         $75,000        $51,000          $0               $0           Both

125         Rancho North Apartments             N/A         $34,194        $25,000          $0               $0           Both

126         Capital Square Shopping Center      N/A         $7,500         $0               $0               $2,500       Both

127         French Quarter Apartments           N/A         $105,081       $70,000          $0               $0           Both

128         Lake Christine Apartments           N/A         $2,500         $13,500          $0               $0           Both

129         Pebble Springs Plaza                N/A         $38,500        $0               $0               $0           Both

130         Heritage Apartments                 N/A         $41,437        $22,000          $0               $0           Both

131         Naismith Place Apartments           N/A         $20,856        $14,400          $0               $0           Both

132         The Concourse Building              No          $5,781         $0               $0               $0           Both

133         2121 Bert Kouns Self Storage        N/A         $625           $0               $0               $0           Both

134         Morgan MHP Portfolio                N/A         $21,563        $6,050           $0               $0           Both

135         Deer Run I & II Apartments          N/A         $16,250        $14,000          $0               $0           Both

136         Lafayette Square Townhomes          N/A         $7,375         $11,250          $0               $0           Both

137         Springwood Villas Apartments        N/A         $67,875        $16,000          $0               $0           Both

138         Pine Hollow Apartments              N/A         $10,337        $18,000          $0               $0           Both

139         Ellsworth Court Apartments          N/A         $4,938         $11,750          $0               $0           Both

140         Villa De Flores Apartment Complex   N/A         $3,113         $0               $0               $0           Both

141         Excelsior Manor Mobile Home Park    N/A         $34,125        $4,600           $0               $0           Both

142         Barksdale Self Storage              N/A         $0             $0               $0               $0           Both

143         Lorimier/Universal Apartments       N/A         $47,469        $13,975          $0               $0           Both

144         Tuckaway Manor Mobile Home Park     N/A         $0             $0               $0               $0           Both

145         Prairie Oaks Apartments             N/A         $13,750        $11,088          $0               $0           Both

146         InSite Forsyth                      N/A         $1,250         $0               $21,060          $0           Both

147         Watertown Professional Buildings    N/A         $7,625         $0               $0               $0           Both

148         Boca Industrial                     N/A         $9,375         $0               $0               $0           Both

149         Prospect Gardens                    N/A         $13,125        $9,648           $0               $0           Both

150         Henry-Lenox Apartments              N/A         $0             $5,000           $0               $0           Both

151         Seaborn Woods Apartments            N/A         $2,500         $7,104           $0               $0           Both

152         Ridglea Square Apartments           N/A         $12,250        $16,416          $0               $0           Both

153         J.B. Executive Center               N/A         $5,794         $0               $30,000          $2,500       Both

154         Apple Run Apartments                N/A         $33,063        $9,750           $0               $0           Both

155         Worthington Manor Apartments        N/A         $500           $13,104          $0               $0           Both

156         1132 Willow Avenue                  N/A         $9,219         $1,750           $0               $0           Both


                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                               COLUMN COLLATERAL

                                                                                          Letter
                                                   Environmental         Letter of        of Credit
# Crossed      Property Name                       Insurance             Credit           Description
-----------------------------------------------------------------------------------------------------

1              Crystal Mall                        No                    $0               N/A

2              Arbor Place                         No                    $0               N/A
               Mall

4              1650 Arch                           No                    $0               N/A
               Street

5              Old Hickory                         No                    $150,000         Required Repair Letter of Credit
               Mall

7              McDonald Investment Center          No                    $293,750         Required Repair Letter of Credit

8              Creeks at                           No                    $2,000,000       Lease-up Letter of
               Virginia Center                                                            Credit

9              2401 Elliott                        No                    $7,300,000       Tenant security deposit under lease
               Avenue

10             15 Cliff Street                     No                    $0               N/A

12             Forum at                            No                    $0               N/A
               Gateways

13             Wells Fargo                         No                    $0               N/A
               Bank Tower

18             Pennswood Apartments and Townhomes  No                    $0               N/A

19             West Isle Club Apartments           No                    $0               N/A

20             Williamsburg                        No                    $368,000         Initial Replacement Reserve LOC ($68,000)
               Crossing                                                                    and TI/LC LOC ($300,000)

21             Camden Park Shopping Center         No                    $0               N/A

22             823 Congress                        No                    $0               N/A

26             Country Inn & Suites - Brookfield   No                    $0               N/A

28             Riverlake Apartments                No                    $0               N/A

30             Capital Towers                      No                    $0               N/A

31             Shaw's Plaza Shopping Center        Yes                   $0               N/A

32             20001 Euclid Avenue                 No                    $0               N/A

39             Concepts Direct, Inc. Headquarters  No                    $1,000,000       Additional security for Note

42             Kirk-Stieff Office Building         No                    $0               N/A

43             St. Charles Place Apartments        No                    $0               N/A

45             Ridgeview Plaza                     No                    $0               N/A

51             Two South Orange Office             No                    $0               N/A

55             Eagles Pointe Apartments            No                    $133,000         Letter of Credit to provide security
                                                                                          against debt service shortfalls during
                                                                                          summer months

56             1400 Crescent                       No                    $0               N/A

58             Hobson Medical Building             No                    $0               N/A

59             11999 Katy Freeway                  No                    $0               N/A

60             Cypresswood Commons Shopping Center No                    $0               N/A

62             Brookford Place Apartments          No                    $0               N/A

63             Cedar Ridge Townhomes               No                    $0               N/A

64             Britain Towne Apartments            No                    $0               N/A

65             Oak Trails Apartments               No                    $0               N/A

66             Park Tower at Hilldale Apartments   No                    $0               N/A

67             Briarwood Apartments                No                    $0               N/A

68             Embassy House Apartments           No                      $0               N/A

70             Larpenteur Manor Apartments        No                      $0               N/A

77             Ripon Town Square Shopping Center   No                    $0               N/A

79             Normandy Apartments - Oklahoma      No                    $0               N/A

82             Tahiti Garden Apartments            No                    $0               N/A

84             Porterwood Apartments               No                    $0               N/A

85       (B)   Bethany Villa Mobile Home Park      Yes                   $0               N/A

86       (B)   Sun & Sand Mobile Home Park         Yes                   $0               N/A

88             Lee's Landing Apartments            No                    $0               N/A

91             West Park Apartments                No                    $0               N/A

93             Oakwood Apartments                  Yes                   $0               N/A

94             Colony Apartments                   No                    $0               N/A

95             Stone Hollow Apartments             No                    $0               N/A

102            Wimbledon Apartments                No                    $0               N/A

103            Crystal Shores Apartments           No                    $0               N/A

104            Hillside East Apartments            No                    $0               N/A

105            Oyster Point Plaza Shopping Center  Yes                   $0               N/A

108            Bloomington Apartment Portfolio     No                    $0               N/A

109            Fisherman's Cove RV Park            No                    $0               N/A

114            Highland Park & North Forsyth       Yes                   $0               N/A

116            Sun Meadows Mobile Home Park        Yes                   $0               N/A

117            Colony Courts Apartments            No                    $0               N/A

121            Belgrade Shopping Center            Yes                   $0               N/A

122            Hunterwood Depot Portfolio          No                    $0               N/A

124            Stonekey Apartments                 No                    $0               N/A

125            Rancho North Apartments             Yes                   $0               N/A

126            Capital Square Shopping Center      No                    $0               N/A

127            French Quarter Apartments           No                    $0               N/A

128            Lake Christine Apartments           Yes                   $0               N/A

129            Pebble Springs Plaza                Yes                   $0               N/A

130            Heritage Apartments                 Yes                   $0               N/A

131            Naismith Place Apartments           Yes                   $0               N/A

132            The Concourse Building              Yes                   $0               N/A

133            2121 Bert Kouns Self Storage        Yes                   $0               N/A

134            Morgan MHP Portfolio                Yes                   $0               N/A

135            Deer Run I & II Apartments          Yes                   $0               N/A

136            Lafayette Square Townhomes          Yes                   $0               N/A

137            Springwood Villas Apartments        Yes                   $0               N/A

138            Pine Hollow Apartments              Yes                   $0               N/A

139            Ellsworth Court Apartments          Yes                   $0               N/A

140            Villa De Flores Apartment Complex   Yes                   $0               N/A

141            Excelsior Manor Mobile Home Park    Yes                   $0               N/A

142            Barksdale Self Storage              Yes                   $0               N/A

143            Lorimier/Universal Apartments       Yes                   $0               N/A

144            Tuckaway Manor Mobile Home Park     No                    $0               N/A

145            Prairie Oaks Apartments             Yes                   $0               N/A

146            InSite Forsyth                      Yes                   $0               N/A

147            Watertown Professional Buildings    Yes                   $0               N/A

148            Boca Industrial                     Yes                   $0               N/A

149            Prospect Gardens                    Yes                   $0               N/A

150            Henry-Lenox Apartments              Yes                   $0               N/A

151            Seaborn Woods Apartments            Yes                   $0               N/A

152            Ridglea Square Apartments           Yes                   $0               N/A

153            J.B. Executive Center               Yes                   $0               N/A

154            Apple Run Apartments                Yes                   $0               N/A

155            Worthington Manor Apartments        Yes                   $0               N/A

156            1132 Willow Avenue                  Yes                   $0               N/A

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                      III-1

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                            COLUMN CROSSED COLLATERAL





                                                                                         ZIP          MORTGAGE            MORTGAGE
   #       CROSSED       PROPERTY NAME            ADDRESS           CITY     STATE      CODE         ORIGINATOR         LOAN SELLER
------------------------------------------------------------------------------------------------------------------------------------
   85        (B)      Bethany Villa Mobile    4880 West Bethany   Glendale    AZ       85301    Column Financial, Inc.     Column
                      Home Park               Home Road

   86        (B)      Sun & Sand Mobile       5207 North Black    Phoenix     AZ       85015    Column Financial, Inc.     Column
                      Home Park               Canyon Highway


                                                  INITIAL
                                                  INTEREST   ORIG     REM.     ORIG       REM.
            ORIGINAL      CUT-OFF    OWNERSHIP      ONLY     AMORT.   AMORT.  TERM TO    TERM TO
   #        BALANCE       BALANCE    INTEREST       TERM     TERM     TERM   MATURITY   MATURITY
------------------------------------------------------------------------------------------------------------------------------------
   85        $2,000,000    $1,989,177     Fee        0        300     294       120        114

   86        $1,750,000    $1,733,754     Fee        0        240     234       120        114


                              INTEREST
                             CALCULATION               FIRST
           INTEREST  GRACE    (30/360 /    MONTHLY    PAYMENT     MATURITY
   #         RATE     DAYS    ACTUAL/360)  PAYMENT     DATE        DATE      ARD
--------------------------------------------------------------------------------------------------------------------------
   85        8.300%     0     Actual/360   $15,836    5/11/02     4/11/12    N/A

   86        8.300%     0     Actual/360   $14,966    5/11/02     4/11/12    N/A

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKS4

                            COLUMN CROSSED COLLATERAL



                                                                                SERVICING                             CONTRACTUAL
                                                                                   AND                  ENGINEERING    RECURRING
                                                               DEFEASANCE        TRUSTEE    EARTHQUAKE  RESERVE AT    REPLACEMENT
   #       CROSSED       PROPERTY NAME       DEFEASANCE        PROVISION          FEES       INSURANCE   ORIGINATION  RESERVE/FF&E
------------------------------------------------------------------------------------------------------------------------------------
   85        (B)      Bethany Villa Mobile       Yes      Lock/30_Def/84_0%/6   0.0418%        N/A        $11,375        $4,950
                      Home Park

   86        (B)      Sun & Sand Mobile          Yes      Lock/30_Def/84_0%/6   0.0418%        N/A        $25,500        $5,200
                      Home Park


             LC & TI      CONTRACTUAL     TAX &                                    LETTER
            RESERVE AT     RECURRING    INSURANCE   ENVIRONMENTAL  LETTER OF      OF CREDIT
   #        ORIGINATION      LC&TI       ESCROWS      INSURANCE     CREDIT       DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
   85          $0            $0            Both          Yes           $0           N/A

   86          $0            $0            Both          Yes           $0           N/A

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      NONE

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

          Reference is made to the Representations and Warranties contained in EXHIBIT A corresponding to the roman numerals listed below:

                            Representation xxviii(1)

#22 - Arbor Place Mall - Borrower may transfer the property to a qualified transferee with characteristics specified in the loan documents, provided that, among other things, the rating agencies confirm that such transfer will not result in a downgrade or withdrawal of qualification of any ratings, a non-consolidation opinion is delivered and the property manager meets certain tests.

#45 - Crystal Mall - Borrower may transfer the property without Lender consent to certain qualifying transferees with characteristics specified in the loan documents provided that, among other things, the rating agencies confirm that such transfer will not result in a downgrade, withdrawal or qualification of any ratings, a non-consolidation opinion is delivered in cases where greater than 49% of the economic and beneficial interests are transferred to a transferee who did not own, together with its affiliates, more than 49% of such interests before the transfer, and the property manager meets certain tests.

#88 - Old Hickory Mall - Borrower may transfer the Property to a qualified transferee with characteristics specified in the loan documents provided that, among other things, the rating agencies confirm that such transfer will not result in a downgrade or withdrawal of qualification of any ratings, a non-consolidation opinion is delivered and the property manager meets certain tests.

                            Representation xxviii(2)

#7 - 1650 Arch Street - The indirect sale or transfer of IPC (US), Inc. or any entity which owns or controls IPC (US), Inc. is permitted if the rating agencies confirm that such transfer will not result in a downgrade or withdrawal of qualification of any ratings, or if the transfer is to a qualifed transferee which is (or is controlled by and more than 50% directly or indirectly owned by) a pension fund or advisor, insurance company, banking corporation or investment grade real estate company, in each case meeting specified minimum monetary net worth and/or asset ownership or management thresholds. A new non-consolidation opinion must be provided if required by any of the rating agencies. The sale, transfer or issuance of stock or units of IPC (US) Income Commercial Real Estate Investment Trust, the REIT affiliate of IPC (US), Inc., is also permitted provided that such stock or units are listed on the Toronto Stock Exchange or other recognized stock exchange.

#22 - Arbor Place Mall - Lender's consent is not required for share or unit transfers in the public or private markets, or mergers or consolidations of, CBL & Associates Properties, Inc. or CBL & Associates Properties, Limited Partnership, which entities own direct or indirect interests in Borrower.

#45 - Crystal Mall - Transfers of shares or other securities in any direct or indirect owner of the property that are traded on a nationally recognized stock exchange (the "Traded Entity") and transfers of interests in Teacher's Insurance and Annuity Association of America, any subsidiaries or affiliates of J.P. Morgan Investment Management Inc. or JP Morgan Chase Bank, New York State Teacher Retirement Systems or any Traded Entity are permitted without the consent of Lender.

#88 - Old Hickory Mall - Lender's consent is not required for share or unit transfers in the public or private markets, or mergers or consolidations of, CBL & Associates Properties, Inc. or CBL & Associates Properties, Limited Partnership, which entities own direct or indirect interests in Borrower.

                             Representation xxxi(I)

#18 - 823 Congress Office Building - One of the two ground leases provides for the ground tenant's quiet enjoyment as long as all of ground tenant's obligations under the lease are being performed. However, in each case it is possible that the ground landlord could take the actions described in the last sentence of the representation in the event of an uncured default.

#70 - Kirk-Stieff Office Building - The ground leases provides for the ground tenant's quiet enjoyment as long as all of ground tenant's obligations under the lease are being performed. However, it is possible that the ground landlord could take the actions described in the last sentence of the representation in the event of an uncured default.

                              Representation xxxvii

#8 - 20001 Euclid Avenue - Borrower is required to be a single-purpose entity pursuant to the loan documents, but Borrower's organizational documents do not contain single purpose covenants.

                             Representation xxxviii

#7 - 1650 Arch Street - IPC Philadelphia Holdings LLC is the limited partner of Borrower and the holder of note from Borrower in original amount of $20,999,958. IPC Philadelphia Management, LLC is the general partner of Borrower and the holder of a note from Borrower in the original principal amount of $42. Each debt holder executed a subordination and standstill agreement in favor of the holder of the subject mortgage loan whereby, among other things, interest payments under the subordinated loans are permitted only to the extent of excess cash flow, principal payments under the subordinated loans are prohibited, the holder of the additional debt agreed to take no action to enforce or collect such indebtedness without the prior consent of the holder of the subject mortgage loan and in no event until the subject mortgage loan is repaid in full, and the subordinated loan could not be transferred without the prior consent of the holder of the subject mortgage loan. Both notes are unsecured, and future subordinate financing is not permitted. Each of the notes does not mature until August, 2032. The maturity date of the loan is July 11, 2012.

#18 - 823 Congress Office Building - The mortgage provides that the borrower may incur subordinate debt not to exceed $750,000.00 so long as certain conditions are satisfied. The mortgage provides that the subordinated debt may not be secured by the property, that the term of such debt must extend beyond the maturity date of the note, that the loan-to-value ratio of the aggregate debt comprised of the subject mortgage loan and the subordinate debt may not exceed 65% of the value of the property and that the minimum debt service coverage ratio at the time of such subordinate financing must be at least 1.35:1. The mortgage also provides that the holder of the subordinated debt must execute a subordination and standstill agreement in form and substance acceptable to the holder of the subject mortgage loan.

#54 - Fisherman's Cove MHP/RV Resort - Borrower is permitted to obtain financing from third parties in an amount not to exceed $75,000.00. The mortgage provides that a default by the borrower under such financing documents will constitute a default under the subject mortgage loan. The mortgage also provides that such financing may be secured by manufactured homes on the property. The manufactured homes on the property are not part of the collateral securing the subject mortgage loan.

#58 - Henry-Lenox Apartments - Borrower is permitted, in connection with a sale of the property approved by the holder of the subject mortgage loan occurring at least five years after the date of the related mortgage, subject to such holder's prior written consent not to be unreasonably withheld, to extend secured or unsecured subordinate financing to the purchaser of the property. The mortgage provides that the cumulative debt, including the related mortgage loan and the subordinate financing, may not exceed an 80% loan-to-value ratio and that the debt service coverage ratio for the cumulative debt may be no less than 1.20:1. The original borrower must also execute a subordination and standstill agreement in a form acceptable to the holder of the subject mortgage loan.

                                Representation xl

#47 - Cypress Commons Shopping Center - Property is not taxed as a separate tax parcel. A separate tax lot application has been made and the entire tax lot's assessments are taken into account in calculating impound account deposits.

                               Representation lvi

#122 - Wells Fargo Bank Tower - The Mortgage Rate will increase by 3% upon passage of the anticipated repayment date.

                                                                       EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS

          (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

          (ii)      RESERVED.

          (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

          (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

          (v) As of origination, to Seller's knowledge, based on the related borrower's representations and covenants in the related Mortgage Loan Documents, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

          (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related borrower with respect to such Note, Mortgage, assignment of leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (vii) Each related assignment of leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

          (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the assignment of leases, if any, or assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

          (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

          (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

          (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items (A), (B) and (C) collectively, "PERMITTED ENCUMBRANCES"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

          (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

          (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

          (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

          (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

          (xviii)   Each Mortgage Loan is a whole loan and contains no equity
participation by Seller;

          (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

          (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

          (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

          (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

          (xxiii)   Each related Mortgaged Property is insured by a fire and
extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

          (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; PROVIDED, HOWEVER, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of PARAGRAPHS (xiii),
(xxi), (xxv), (xxvii), (xxix) and (xxxi) of this Exhibit A;

          (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

          (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

          (xxvii)   At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage

Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

          (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

          (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the Mortgaged Property;

          (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
Date);

          (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

                (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

                (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                (L) PROVIDED that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

          (xxxii)   With respect to any Mortgage Loan where all or a material
portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

          (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

          (xxxiv)   Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

          (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; PROVIDED that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and (2) shall be made on an aggregated basis);

          (xxxvi)   There are no subordinate mortgages encumbering the related
Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Agreement;

          (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related borrower be a single-purpose entity (for this purpose, "SINGLE-PURPOSE ENTITY" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

          (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

          (xxxix)   Each borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

          (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

          (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

          (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

          (xliii)   RESERVED.

          (xliv) Except as disclosed in the Exception Report to this Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

          (xlv) No advance of funds has been made by the Seller to the related borrower [(other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement)], and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

          (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

          (xlvii)   All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

          (xlviii) Except as disclosed in the Exception Report to this Agreement or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

          (xlix) Except as provided in PARAGRAPHS (xxxi)(J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

          (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

          (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

          (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

          (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

          (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

          (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related

Mortgage Loan Documents, and (D) fraud by the related Borrower; PROVIDED that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

          (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

          (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans, all the mortgage loans sold to the Depositor by KeyBank National Association ("KEYBANK") pursuant to that certain Mortgage Loan Purchase Agreement dated as of October 17, 2002 between the Depositor and KeyBank and all the mortgage loans sold to the Depositor by Salomon Brothers Realty Corp. ("SBRC") pursuant to that certain Mortgage Loan Purchase Agreement dated as of October 17, 2002 between the Depositor and SBRC, as of the Cut-Off Date; and

          (lviii)   The Seller has delivered to the Trustee or a custodian
appointed thereby, with respect to each Mortgage Loan, in accordance with
SECTION 3 of this Agreement, a complete Mortgage File.

                                    EXHIBIT B

                             AFFIDAVIT OF LOST NOTE


STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


          _________________________________, being duly sworn, deposes and says:

          1.        that he is an authorized signatory of Column Financial, Inc.
("COLUMN");

          2. that Column is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "MORTGAGE") on the premises known as ___________________________ located in _________________ ;

          3. (a) that Column , after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

          a note in the original sum of $_____________ made by ____________ , to Column Financial, Inc., under date of ______________ (the "NOTE");

          4.        that the Note is now owned and held by Column;

          5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

          6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

          7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKS4 (the "TRUSTEE") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.


                                           COLUMN FINANCIAL, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:


Sworn to before me
this ________ day of October, 2002